Goodwill and Intangibles	12 Months Ended
Jun. 30, 2011
Goodwill and Intangibles [Abstract]
GOODWILL AND INTANGIBLES
NOTE 4: GOODWILL AND INTANGIBLES
The changes in the carrying amount of goodwill for the Service Center Based Distribution segment for the years ended June 30, 2011 and 2010 is as follows:

Balance at July 1, 2009	$63,108
Other, primarily currency translation	297

Balance at June 30, 2010	63,405

Goodwill acquired during the year	11,700
Other, primarily currency translation	1,876

Balance at June 30, 2011	$76,981

At June 30, 2011, accumulated goodwill impairment losses subsequent to fiscal year 2002, totaled $36,605 and related to the Fluid Power Businesses segment.
During the fourth quarter of fiscal 2009, the Company performed an interim goodwill impairment test since operating results and expected future market conditions had deteriorated from the annual goodwill impairment testing performed during the third quarter of fiscal 2009. The fair value of the Fluid Power Businesses segment was estimated based on discounted cash flows. The Company utilized information from the annual financial planning process completed in the fourth quarter of fiscal 2009, reviewed external economic forecasts published in the fourth quarter of fiscal 2009, considered continuing declines in key economic indices that correlate with the business, and considered the continuing declines in sales and operating results experienced in the third and fourth quarters of fiscal 2009 compared to previous forecasts and projections. The Company deemed the business climate to have dramatically changed and adjusted the longer term outlook for recovery of operating results to reflect management’s belief that it would take longer and be more gradual than initially forecast. As a result of this interim test, the Company determined that all of the goodwill associated with the Fluid Power Businesses segment was impaired as of June 30, 2009. Virtually all of the goodwill in the Fluid Power Businesses segment related to the FPR acquisition in August 2008. Therefore, in accordance with the Intangibles — Goodwill and Other topic of the ASC, the Company recognized an impairment charge of $36,605 for goodwill in the fourth quarter of fiscal 2009, which decreased net income by $23,000 and earnings per share by $0.54. In addition, the Company performed an impairment analysis of its intangible assets and noted no further impairment.
Intangibles consist of the following:

		Accumulated	Net
June 30, 2011	Amount	Amortization	Book Value

Finite-Lived Intangibles:
Customer relationships	$78,084	$23,111	$54,973
Trade names	25,944	5,666	20,278
Vendor relationships	14,211	3,696	10,515
Non-competition agreements	5,127	2,632	2,495

Total Finite-Lived Intangibles	123,366	35,105	88,261

Indefinite-Lived Trade Names	1,290		1,290

Total Intangibles	$124,656	$35,105	$89,551

		Accumulated	Net
June 30, 2010	Amount	Amortization	Book Value

Customer relationships	$65,324	$15,328	$49,996
Trade names	25,648	3,777	21,871
Vendor relationships	13,842	2,511	11,331
Non-competition agreements	4,394	1,676	2,718

Total Intangibles	$109,208	$23,292	$85,916

Amounts include the impact of foreign currency translation. Fully amortized amounts are written off.
Finite-lived intangible assets acquired in fiscal 2011 had original weighted-average useful lives of 18 years. These consist of customer relationships of $12,100 (19-year weighted-average useful life), finite-lived trade names of $267 (3-year weighted-average useful life), and non-competition agreements of $554 (4-year weighted-average useful life). Indefinite-lived trade names valued at $1,290 were also acquired in fiscal 2011.
Amortization of intangibles totaled $11,382, $10,151 and $9,655 in fiscal 2011, 2010 and 2009, respectively, and is included in selling, distribution and administrative expenses in the statements of consolidated income. Amortization expense based on the Company’s intangible assets as of June 30, 2011 is estimated to be $10,900 for 2012, $10,200 for 2013, $8,800 for 2014, $8,200 for 2015 and $7,600 for 2016.